Exhibit 12.1

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) AS ADOPTED
UNDER SECTION 302 OF THE SARBANES-OXLEY ACT

I, Maria das Graças Silva Foster, certify that:

1.           I have reviewed this annual report on Form 20-F/A of Petróleo Brasileiro S.A. – Petrobras.

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 9, 2012	/s/ Maria das Graças Silva Foster Maria das Graças Silva Foster Chief Executive Officer

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) AS ADOPTED
UNDER SECTION 302 OF THE SARBANES-OXLEY ACT

I, Almir Guilherme Barbassa, certify that:

1.           I have reviewed this annual report on Form 20-F/A of Petróleo Brasileiro S.A. – Petrobras.

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 9, 2012	/s/ Almir Guilherme Barbassa Almir Guilherme Barbassa Chief Financial Officer and Chief Investor Relations Officer